Exhibit 99.1

For more information, please contact:
Guy A. Gibson
Chairman of the Board
(720) 932-4284
ggibson@uwbank.com

FOR IMMEDIATE RELEASE

UNITED WESTERN BANK® ENTERS INTO AGREEMENT TO PURCHASE
LEGENT CLEARING, LLC

Denver – June 15, 2010. United Western Bancorp, Inc. (NASDAQ: UWBK) (the “Company”), today announced that its federal savings bank subsidiary, United Western Bank® (the “Bank”), has entered into a definitive agreement whereby the Bank has agreed to purchase from Legent Group, LLC all of the outstanding equity interests in Legent Clearing, LLC, for a combination of $13,000,000 cash, and equity in the form of 2,419,688 shares of the Company’s common stock, subject to final closing adjustments for certain provisions as provided for in the purchase agreement. The closing of the acquisition is subject to receipt of all regulatory approvals.

The acquisition of Legent Clearing will give the Bank access to lower cost client deposits as a source of liquidity for the Bank. The acquisition is expected to increase deposits by an estimated $400 million. Legent Clearing’s business is highly scalable from an organic growth and potential acquisition standpoint and it has the ability to create attractive fee revenues for the Bank and the Company.

Legent Clearing is a FINRA member firm providing securities clearing and other services to correspondent FINRA member firms, including transactional, clearing and settlement services and operations outsourcing services. Its correspondent roster has about 79 broker/dealers, processing more than 590,000 transactions monthly with over 270,000 individual accounts. Securities clearing and settlement is the process of matching, recording and processing transaction instructions and exchanging payment between counterparties for broker/dealers and their clients making securities trades. Revenues for these firms come from margin loan interest, trade charges, managing customer deposit balances, banking fees, and other fee income.

Guy A. Gibson, Chairman of the Company’s Board of Directors said, “We are pleased to announce the execution of this purchase agreement, and we are confident that the acquisition of Legent Clearing will provide access to lower cost client deposits for the Bank. We also view this as an attractive fee revenue opportunity, and an opportunity for Legent Clearing to grow in the securities clearing firm market. We expect the acquisition to be accretive to earnings within 12 months of closing,” Mr. Gibson continued by saying, “we also feel Ric Duques will be a wonderful addition to our Board of Directors in an advisory capacity.”

Henry “Ric” Duques, controlling owner of Legent Group, LLC said, “I am excited about the transaction and the potential for the combined businesses. Through my experience with First Data Corp. and its’ subsidiary Western Union with their extensive history of electronic transaction processing for commercial and banking companies, I know first hand the enormous potential and benefits of a combination of a financial processing company such as Legent Clearing with a banking institution, such as United Western Bank.”

Chris Frankel, who will remain with Legent Clearing as CEO, added “The combination of a business like Legent with a financial institution such as United Western Bank is something that I had hoped to be part of for the last several years. It affords us the opportunity to continue to provide all the benefits of a service centric and nimble clearing partner along with the financial and intellectual resources to more effectively compete in our space.”

James R. Peoples, Chairman, CEO and President of United Western Bank said, “It really is a win-win situation for both companies. Legent Clearing benefits from our capabilities as a commercial bank and the Bank benefits from Legent Clearing’s low cost deposits as well as its expertise and national presence in the clearing business.”

The Company has filed a report on Form 8-K describing the transaction in further detail on June 15, 2010.

Conference Call

Any investor or interested individual can listen to the teleconference, which is scheduled to begin at 9:00 AM MDT (11:00 AM EST) on Wednesday, June 16, 2010. To participate in the teleconference, please call toll-free 1-877-317-6789 (Canada: 1-866-605-3852; Other International: +1-412-317-6789) approximately 10 minutes prior to the start time. There will be an accompanying presentation available on our website at www.uwbancorp.com, and accessing the Investor Relations tab, or by accessing http://www.talkpoint.com/viewer/starthere.asp?Pres=131309. For those unable to attend, an archive of the conference call and presentation will be hosted on these websites.

About United Western Bancorp, Inc.
Denver-based United Western Bancorp, Inc. is focused on developing its community-based banking network through its subsidiary, United Western Bank®, by strategically positioning branches across Colorado’s Front Range market and certain mountain communities. United Western Bancorp, Inc. and its subsidiaries offer deposit services to institutional customers and custodial, administrative, and escrow services through its wholly owned subsidiary, UW Trust Company. For more information, please visit our web site at www.uwbancorp.com.

Forward-Looking Statements
This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties.  Forward-looking statements include information concerning Legent Clearing, LLC, (“Legent Clearing”), the likelihood of regulatory approval of the acquisition of Legent Clearing by United Western Bank, the impact to the financial performance of United Western Bank following the acquisition of Legent Clearing and other statements. These statements often include terminology such as “may,” “will,” “expect,” “anticipate,” “predict,” “believe,” “plan,” “estimate,” “continue,” “could,” “should,” “would,” “intend,” “projects,” or the negative thereof or other variations thereon or comparable terminology and similar expressions.  As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.  These factors include, but are not limited to: the successful completion of the acquisition of Legent Clearing by United Western Bank; the continued performance of Legent Clearing; the receipt of regulatory approval of the proposed acquisition; the successful implementation of our community banking strategies; the ability to secure, timing of, and any conditions imposed thereon of any, regulatory approvals or consents for new branches or other contemplated actions; the availability of suitable and desirable locations for additional branches; the continuing strength of our existing business, which may be affected by various factors, including but not limited to the failure of United Western Bank to receive certain regulatory approvals that are predicates to the closing of the Legent Clearing acquisition; the performance of the securities markets in the United States, interest rate fluctuations, level of delinquencies, defaults and prepayments, increased competitive challenges, and expanding product and pricing pressures among financial institutions; changes in financial market conditions, either internationally, nationally or locally in areas in which we conduct our operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development, real estate prices and other recent problems in the commercial and residential real estate markets; demand for loan products and financial services; unprecedented fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; increases in the levels of losses, customer bankruptcies, claims and assessments; the extreme levels of volatility and limited credit currently being experienced in the financial markets; changes in political and economic conditions, including the economic effects of terrorist attacks against the United States and related events; legal and regulatory developments, such as changes in fiscal, monetary, regulatory, trade and tax policies and laws, including policies of the U.S. Department of Treasury and the Federal Reserve Board, and our participation, or lack thereof, in governmental programs implemented under the Emergency Economic Stabilization Act (the “EESA”) and the impact of such programs and related regulations on our business and on international, national, and local economic and financial markets and conditions.

Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the “Risk Factors” section included in the Company’s Annual Report on Form 10-K filed March 15, 2010, and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release.

Any forward-looking statements made by the Company speak only as of the date on which the statements are made and are based on information known to us at that time. The Company does not intend to update or revise the forward-looking statements made in this press release after the date on which they are made to reflect subsequent events or circumstances, except as required by law.